Exhibit 99.Section 19(a)

EXHIBIT 4: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    June 30, 2016

Distribution Amount Per Common Share:    $0.1125

The following table sets forth the estimated amounts of the current distribution, paid June 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0759	67%	$0.0759	6%
Net Realized ST Cap Gains	$0.0366	33%	$1.2345	94%
Net Realized LT Cap Gains	$0.0000	0%	$0.0045	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$1.3149	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through May 31, 2016(2)	6.77%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2016	7.27%
Cumulative total return at NAV for the fiscal year, through May 31, 2016(3)	6.28%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2016(1)	7.08%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$37,252,488, of which $53,001,203 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through May 31, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02EAPA                         002CSN6DA1

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    July 29, 2016

Distribution Amount Per Common Share:    $0.1125

The following table sets forth the estimated amounts of the current distribution, paid July 29, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.1125	100%	$0.1884	13%
Net Realized ST Cap Gains	$0.0000	0%	$1.2345	87%
Net Realized LT Cap Gains	$0.0000	0%	$0.0045	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$1.4274	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2016(2)	5.92%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2016	7.39%
Cumulative total return at NAV for the fiscal year, through June 30, 2016(3)	5.21%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2016(1)	7.82%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is $13,621,091, of which $2,197,382 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through June 30, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02EWJB                        002CSN6E92

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    August 31, 2016

Distribution Amount Per Common Share:    $0.1125

The following table sets forth the estimated amounts of the current distribution, paid August 31, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0158	14%	$0.2042	13%
Net Realized ST Cap Gains	$0.0000	0%	$1.2345	80%
Net Realized LT Cap Gains	$0.0967	86%	$0.1012	7%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$1.5399	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2016(2)	9.59%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2016	6.92%
Cumulative total return at NAV for the fiscal year, through July 31, 2016(3)	13.20%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2016(1)	7.89%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $35,797,669, of which $16,088,629 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through July 31, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02FGEB                         002CSN6F92

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    September 30, 2016

Distribution Amount Per Common Share:    $0.1125

The following table sets forth the estimated amounts of the current distribution, paid September 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0195	17%	$0.2237	13%
Net Realized ST Cap Gains	$0.0000	0%	$1.2345	75%
Net Realized LT Cap Gains	$0.0930	83%	$0.1942	12%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$1.6524	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2016(2)	8.30%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2016	7.08%
Cumulative total return at NAV for the fiscal year, through August 31, 2016(3)	11.31%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2016(1)	8.66%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is $27,142,311, of which $4,111,286 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through August 31, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02G0QC                        002CSN70EE

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    October 31, 2016

Distribution Amount Per Common Share:    $0.1125

The following table sets forth the estimated amounts of the current distribution, paid October 31, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0015	1%	$0.0015	1%
Net Realized ST Cap Gains	$0.0027	2%	$0.0027	2%
Net Realized LT Cap Gains	$0.1083	97%	$0.1083	97%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.1125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2016(2)	8.48%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2016	7.05%
Cumulative total return at NAV for the fiscal year, through September 30, 2016(3)	12.44%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2016(1)	0.59%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$63,671,058, of which $60,358,111 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through September 30, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02GMDC                   002CSN72B5

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    November 30, 2016

Distribution Amount Per Common Share:    $0.1125

The following table sets forth the estimated amounts of the current distribution, paid November 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)

Net Investment Income	$0.0172	15%	$0.0187	8%
Net Realized ST Cap Gains	$0.000	0%	$0.0027	1%
Net Realized LT Cap Gains	$0.0953	85%	$0.2036	91%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.2250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through October 31, 2016(2)	3.87%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2016	7.78%
Cumulative total return at NAV for the period September 30, 2016 through October 31, 2016(3)	-8.70%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2016	1.30%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$79,185,378, of which $76,028,340 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through October 31, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02H6ZB                        002CSN746A